UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
                             of 1934


                Date of Report:  January 18, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware               000-06217            94-1672743
    (State or other          (Commission         (IRS Employer
    jurisdiction of          File Number)      Identification No.)
    incorporation)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 5.03 Amendments  to  Articles  of Incorporation  or  Bylaws;
          Change in Fiscal Year.

           On January 18, 2006, the Board of Directors approved amendments to Article III, Section 1 of the Company's bylaws to change the vote standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

           In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.

           Additionally, the Board approved amendments to the Company's Bylaws setting a range for the size of the Board of between nine and fifteen members. This range will not be altered without stockholder approval. The amended bylaws are effective as of January 18, 2006 and are attached as Exhibit 3.1 to this Current Report on Form 8-K.


Item 8.01 Other Events

           The Company's press release announcing the Bylaw amendments is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

          (c)  Exhibits.

                         The following exhibits are filed as part
               of this Report:

               Exhibit   Description
               Number

               3.1       Intel Corporation Bylaws, as amended  on
                         January 18, 2006



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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      -------------------
                                      Cary I. Klafter
Date:  January 19, 2006               Secretary